UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ENVENTIS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Special Merger Update - 2014 NASDAQ Companies: ENVE, CNSL Overview of Proposed Merger • All-stock, tax-free transaction between Enventis Corporation (NASDAQ: ENVE) and Consolidated Communications (NASDAQ: CNSL). Consolidated Communications will acquire 100% of the outstanding Enventis shares in a share-for-share exchange. • Enventis shareholders will receive a fixed exchange ratio of 0.7402 shares of CNSL common stock for each share of ENVE common stock they own. • Consolidated Communications is maintaining its current annual dividend policy of approximately $1.55 per share, which it has consistently paid since its initial public offering in 2005. Enventis’ 2013 annual dividend was $0.585 per share. Transaction Builds Shareholder Value • Combines two long-standing companies with similar strategies to achieve greater scale and scope as a more effective competitor, bringing more value and expanded services to customers • Both companies have shared values and long-standing commitments to communities and customers • Merger improves Consolidated Communications’ capital structure and reduces leverage, while creating opportunities for operating efficiencies and revenue growth Approvals Required • Enventis and Consolidated Communications Shareholders • Federal and state regulatory approvals • Closing expected in the fourth quarter 2014 About Consolidated Communications Consolidated Communications, founded in 1894, provides advanced communications services to residential and business customers in California, Kansas, Missouri, Illinois, Texas and Pennsylvania. Consolidated offers a wide range of services over its technologically advanced IP-based network, including local and long distance telephone, Digital Phone, high-speed Internet access and Digital TV. www.consolidated.com About Enventis Enventis Corporation is a leading communications provider serving business and residential customers in the upper Midwest. The company, founded in 1898, has an expanded, regional fiber network spanning 4,200 route miles serving Minnesota, Iowa, North Dakota, South Dakota and Wisconsin. Enventis provides IP-based voice and data solutions, MPLS networking, data center and managed hosted services. The company also delivers broadband Internet, Digital TV, voice and data services. www.enventis.com Stock Information NASDAQ: ENVE 52-Week Range(1): $9.93 - $17.69 Annualized Dividend: $0.60 Shares Outstanding: 13.6 million Fiscal Year-End: Dec. 31 Fiscal 2013 Highlights Revenue: $189.2 million Operating Income: $17.6 million Net Income: $7.7 million Diluted EPS: $0.57 Dividends Per Share: $0.585 (1) Information as of 8/29/2014 Stock Information NASDAQ: CNSL 52-Week Range (1): $16.51-$24.28 Annualized Dividend: $1.55 Shares Outstanding: 40.3 million Fiscal Year-End: Dec. 31 Fiscal 2013 Highlights Revenue: $602 million Operating Income: $104 million Net Income: $31.1 million Diluted EPS: $0.73 Dividends Per Share: $1.55 (1) Information as of 8/29/2014 Pg 1 / 3

Special Merger Update

Special Shareholder Meeting

Enventis Meeting
Wednesday, October 8, 2014, 8 a.m. CDT
Location: Enventis Corporate Headquarters
221 East Hickory Street, Mankato, MN 56001

Consolidated Meeting
Wednesday, October 8, 2014, 9 a.m. CDT
Location: Consolidated Communications Headquarters
121 South 17th Street, Mattoon, IL 61938

Shareholder Record Date: August, 21, 2014

Voting Information

Vote by Internet - www.proxyvote.com

Vote by Phone - 1-800-690-6903

Vote by Mail - mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to:

Vote Processing, c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717

To view the SEC filings on this merger, click here.

Key Metrics [(1)]

Pro Forma, $ in millions

	Consolidated	Enventis	Pro Forma Adjustments	Pro Forma Combined
Revenue	$ 602	$ 189		$ 791
Operating Income	$ 104	$ 18	$4	$ 126
Net Income	$ 31	$ 8	($1)	$ 38
Shares Outstanding	39.8	13.5	(3.3)[(2)]	50

(1) For the year ended Dec. 31, 2013, amounts in millions
(2) The pro forma adjustment reflects the change in outstanding shares to calculate basic and dilutive earnings per share based on the merger.
(3) Represents CNSL revenue mix for the quarter ending March 31, 2014
(4) Represents ENVE revenue mix for the quarter ending March 31, 2014

Consolidated Revenue Mix [(3)]


Residential and Other 14%
Subsidies 9%
Broadband and Business 77%

Enventis Revenue Mix [(4)]


Legacy Telecom 20%
Business and Broadband 80%

Investor Relations

Enventis Corporation Contact:
Jennifer Spaude
Director of Marketing, Public & Investor Relations
507-386-3765
jennifer.spaude@enventis.com
http://investor.enventis.com
Transfer Agent: Wells Fargo Bank, N.A.
1-800-468-9716

Consolidated Communications Contact:
Matt Smith
Treasurer & VP of Finance
217-258-2959
matthew.smith@consolidated.com
http://ir.consolidated.com
Transfer Agent: Computershare Trust Company, N.A.
1-800-446-2617

Combined Service Area


KS
IL
CA
TX
PA

Pg 2 / 3

Special Merger Update Voting Information Your Vote is Important! What vote of Enventis Shareholders is required to approve the proposals? To approve the Merger Agreement and the transactions contemplated thereby, including the Merger, holders of at least two-thirds of the outstanding shares of Enventis common stock entitled to vote must vote their shares “FOR” the approval of the proposals. The board of directors of Enventis unanimously recommend that Enventis shareholders vote “FOR” each of (i) the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; (ii) the approval, by an advisory vote, of the change in control payments to Enventis’ named executive officers; and (iii) the approval of the adjournment or postponement of the Enventis special meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies. How to Vote Vote by Internet: Vote electronically by accessing www.proxyvote.com. You may vote via Internet until 11:59 p.m., ET, on October 7, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a control number located on your proxy card. These procedures allow you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote through the Internet, you should not return your proxy card. Vote by Mail: By completing and properly signing the proxy card sent to you in the mail and returning it to Enventis, it will be voted as you direct on the proxy card. You should follow instructions set forth on the proxy card, being sure to complete it, to sign it and to mail it in the postage-paid envelope enclosed with the proxy materials. Vote by Telephone: By calling 1-800-690-6903. You may vote by telephone until 11:59 p.m., ET, on October 7, 2014. This toll free number is also included on the proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a control number located on your proxy card. These procedures allow you to give a proxy vote to your shares, and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your Vote In Person: At the special shareholder meeting on Wednesday, October 8, 2014. The meeting will be held at 8 a.m. Central time at Enventis’ corporate headquarter, 221 East Hickory Street in Mankato, Minnesota 56001. At the meeting, you will need to request a ballot in order to vote your shares in person. More information available at enventis.com/proxy Enventis recommends that you vote in advance even if you plan to attend the meeting so that the company will know as soon as possible enough votes will be present for Enventis to hold the meeting. If you are a shareholder of record and attend the meeting, you may vote at the meeting or deliver your completed proxy card in person. If you properly return or submit your proxy but do not indicate how you wish to vote, Enventis will count your proxy as a vote “FOR” the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, “FOR” the approval by advisory vote, of the change in control payments and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies. Safe Harbor The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Certain statements in this merger fact sheet are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include Consolidated’s ability to complete the acquisition of Enventis and successfully integrate Enventis’ operations and realize the synergies from the acquisition, as well as a number of factors related to Consoldiated’s business and that of Enventis, including economic and financial market conditions generally and economic conditions in Consolidated’s and Enventis’ service areas; various risks to shareholders of not receiving dividends and risks to Consolidated’s ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and Consolidated’s ability to repay or refinance it or incur additional debt in the future; Consolidated’s need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated’s and Enventis’ network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in Consolidated’s and Enventis’ filings with the Securities and Exchange Commission, including the joint proxy statement/prospectus dated August 21, 2014 that has been mailed to Consolidated’s and Enventis’ shareholders and Consolidated’s and Enventis’ reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond Consolidated’s and Enventis’ ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries and Enventis and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this merger fact sheet. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements. Additional Information This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of June 29, 2014, among Enventis Corporation (“Enventis”), Consolidated Communications Holdings, Inc. (“Consolidated”) and Sky Merger Sub Inc., a wholly-owned subsidiary of Consolidated. Consolidated has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 in connection with the proposed merger transaction that includes the preliminary proxy statement of Enventis, which also constitutes a prospectus of Consolidated. The Form S-4 was declared effective by the SEC on August 22, 2014. Enventis mailed to its shareholders the definitive joint proxy statement/prospectus regarding the proposed merger transaction on August 28, 2014. Enventis urges investors and security holders to read the joint proxy statement/prospectus (including all amendments and supplements to it) and other documents relating to the merger transaction, because they contain important information about Enventis, Consolidated and the proposed transaction. Investors and security holders may obtain a free copy of the Form S-4 and the joint proxy statement/prospectus and other documents relating to the merger transaction from the SEC’s website at www.sec.gov, Enventis’ website at www.enventis.com and Consolidated’s website at www.consolidated.com. In addition, copies of the preliminary joint proxy statement/prospectus and such other documents may be obtained from Enventis free of charge by directing a request to Enventis Corporation, 221 East Hickory Street, P.O. Box 3248, Mankato, MN 56002-3248, Attn: Investor Relations, telephone: (507) 387-3355. Certain Information Regarding Participants Enventis and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Enventis’ shareholders with respect to the proposed merger transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the proposed merger transaction in the joint proxy statement/prospectus that was included in the registration statement on Form S-4 filed by Consolidated. Copies of the Form S-4 and the joint preliminary proxy statement/prospectus may be obtained free of charge as set forth in the previous paragraph. © Enventis Corp. Pg 3 / 3